COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated August 3, 2015
to the
Prospectus
dated October 1, 2014

On July 24, 2015, the Board of Trustees of Community Capital Trust approved an amendment to the Sub-Advisory Agreement (the “Amendment”) between Community Capital Management, Inc. (“CCM”), investment adviser to the Fund, and Badge Investment Partners, LLC (“Badge”), sub-adviser to the Fund, with respect to the Fund.   The Amendment amends the compensation section of the Sub-Advisory Agreement in order to reallocate the advisory fees that are payable to CCM and Badge.  The Amendment does not increase the advisory fees charged to the Fund and its shareholders or reduce or modify in any way the nature or level of the services provided by CCM and Badge with respect to the Fund.  The Amendment is effective as of August 1, 2015.

Please keep this Prospectus Supplement with your records.

COMMUNITY CAPITAL TRUST
CCM Alternative Income Fund
(the “Fund”)

Supplement dated August 3, 2015
to the
Statement of Additional Information
dated October 1, 2014

On July 24, 2015, the Board of Trustees of Community Capital Trust approved an amendment to the Sub-Advisory Agreement (the “Amendment”) between Community Capital Management, Inc. (“CCM”), investment adviser to the Fund, and Badge Investment Partners, LLC (“Badge”), sub-adviser to the Fund, with respect to the Fund.   The Amendment amends the compensation section of the Sub-Advisory Agreement in order to reallocate the advisory fees that are payable to CCM and Badge.  The Amendment does not increase the advisory fees charged to the Fund and its shareholders or reduce or modify in any way the nature or level of the services provided by CCM and Badge with respect to the Fund.  The Amendment is effective as of August 1, 2015.

Accordingly, effective August 1, 2015, the twelfth paragraph of the section entitled “INVESTMENT ADVISOR AND SUB-ADVISOR” beginning on page 34 of the Statement of Additional Information is deleted and replaced with the following:

For the services rendered, facilities furnished and expenses borne by the Sub-Advisor under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor fees, computed and paid monthly, at the following annual rates:  (1) for the first $100 million of the Fund’s total assets, 1.00% of the Sub-Advised Assets’ gross long positions up to 75% of the Fund’s total assets (less any balances held in market vehicles) as of month-end, and (2) for the Fund’s total assets in excess of $100 million, 0.55% of the Sub-Advised Assets’ gross long positions up to 75% of the Fund’s total assets (less any balances held in money market vehicles) as of month-end; provided, however, that (a) in the event leverage is used as of month-end, then the fees paid to the Sub-Advisor for assets managed above 75% of the Fund’s assets (less any balances held in money market vehicles) will be pro-rated by the amount of leverage, and (b) in the event the Fund is not leveraged as of month-end and the Sub-Adviser manages in excess of 75% of the Fund’s total assets (less any balances held in money market vehicles) as of month-end, then the Sub-Adviser will be paid fees on the Sub-Advised Assets’ total gross long positions (less any balances held in money market vehicles). For the fiscal period ended May 31, 2013, the Sub-Advisory was paid $0 in sub-advisory fees.  For the fiscal year ended May 31, 2014, the Sub-Advisor was paid $28,550 in sub-advisory fees.

Please keep this Statement of Additional Information Supplement with your records.